UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BITMINE IMMERSION TECHNOLOGIES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Text Message:

Good day [fname],

This is [agent] with Alliance Advisors, on behalf of your investment with Bitmine Immersion Technologies, Inc. and the Board of Directors.

Our attempts to reach you have been unsuccessful, and the Annual Meeting of Stockholders is taking place in [XX] days. As per our records, your vote has not been submitted. Please make sure to VOTE YOUR SHARES TODAY!

Please click the link below to view an important message from Tom Lee, Chairman of Bitmine.

Video YouTube link

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-1722, or vote using the link below.

[Individual Link here]

STOP to END